Exhibit 21

List of Subsidiaries
Company Name	Place of Organization
Acme Water Supply & Management Company	Florida
American Hotel Lofts—Greystone, LLC	California
AmeriStar Financial Services, Inc.	California
Aquaterra Utilities, Inc.	Florida
Arbor Club L.L.C.	Illinois
ARBOR WEST, LLC	Delaware
ARBORETUM—PCC III, LLC	Delaware
Arboretum Holdings, LLC	Delaware
ARBORWEST-INT-STRAWBERRY COURT, LLC	Delaware
Asbury Woods L.L.C.	Illinois
Avalon Sienna III L.L.C.	Illinois
Avalon Sienna L.L.C.	Illinois
B. Andrews & Co., Inc.	Maryland
Bayhome USH, Inc.	Florida
Bayvest, L.L.C.	Florida
Bella Oaks L.L.C.	Illinois
Bermuda Springs Developers Joint Venture	Nevada
BHF/LH at Amerige Heights, LLC	Delaware
Bickford Holdings, LLC	Nevada
Boca Greens, Inc.	Florida
Boca Isles South Club, Inc.	Florida
Boggy Creek USH, Inc.	Florida
Bramalea California Properties, Inc.	California
Bramalea California Realty, Inc.	California
Bramalea California, Inc.	California
Brazoria County LP, Inc.	Nevada
Brewer Baseline Investors, LLC	California
Brookfield Bay Area Holdings, Inc.	California
Builders Acquisition Corp.	Delaware
Builders LP, Inc.	Delaware
Cambria L.L.C.	Illinois
Cantera Village L.L.C.	Illinois
Capevest, L.L.C.	Florida
Carson Creek El Dorado LLC	California
Cary Woods L.L.C.	Illinois
Central Florida Executive Title, LLC	Florida
Chancellor Place, L.L.C.	New Jersey
Claremont Ridge L.L.C.	Illinois
Claridge Estates L.L.C.	Illinois
Clodine-Bellaire LP, Inc.	Nevada
Club Pembroke Isles, Inc.	Florida
Club Tampa Palms, Inc.	Florida
Colonial Heritage LLC	Virginia
Colony Escrow, Inc.	Washington
Columbia Station L.L.C.	Illinois
Concord at Bridlewood L.L.C.	Illinois
Concord at Cornerstone Lakes L.L.C.	Illinois

Company Name	Place of Organization
Concord at Interlaken L.L.C.	Illinois
Concord at Meadowbrook L.L.C.	Illinois
Concord at Pheasant Run Trails L.L.C.	Illinois
Concord at Ravenna L.L.C.	Illinois
Concord at the Glen L.L.C.	Illinois
Concord City Centre L.L.C.	Illinois
Concord Hills, Inc.	Illinois
Concord Homes, Inc.	Delaware
Concord Lake, Inc.	Illinois
Concord Mills Estates L.L.C.	Illinois
Concord Oaks, Inc.	Illinois
Concord Park, Inc.	Illinois
Concord Pointe, Inc.	Illinois
Continental Escrow Company	California
Corta Bella Holdings, LLC	Delaware
Coto de Caza, Ltd.	California
Country Club Villas at Rob Roy L.L.C.	Illinois
Coventry L.L.C.	Illinois
Crismon & Baseline, L.L.C.	Arizona
Crowne Hill 100 Holdings, LLC	Delaware
Dalco Land Limited Liability Company	Colorado
Darcy-Joliet L.L.C.	Illinois
DCA Financial Corp.	Florida
DCA NJ Realty, Inc.	New Jersey
DCA of Lake Worth, Inc.	Florida
DCA of New Jersey, Inc.	New Jersey
E.M.J.V. Corp.	Florida
Eagle Home Mortgage, Inc.	Washington
East Meadows Joint Venture	Florida
Edgewater Reinsurance, Ltd.	Turks & Caicos Islands
Enclave Land, L.L.C.	Illinois
ERMLOE, LLC	Florida
Eureka Escondido, LLC	Delaware
F.P. Construction Corp.	Delaware
Fidelity Guaranty and Acceptance Corp.	Delaware
First & Bush Lofts, LLC	California
Florida Title Consultants	Florida
Fortress Holding—Virginia, LLC	Delaware
Fortress Illinois, LLC	Delaware
Fortress Management, Inc.	Texas
Fortress Missouri, LLC	Delaware
Fortress Mortgage, Inc.	Delaware
Fortress Pennsylvania Realty, Inc.	Pennsylvania
Fortress Pennsylvania, LLC	Delaware
Fortress-Florida, Inc.	Delaware
Fox-Maple Associates, LLC	New Jersey
Foxwood L.L.C.	Illinois
FR Exchanges, Inc.	Colorado
Francisco Oaks, LLC	California
Gateway Commons, L.L.C.	Maryland
Genesee Communities I, Inc.	Colorado
Genesee Communities II, LLC	Colorado
Genesee Communities III, Inc.	Colorado
Genesee Communities IV, LLC	Colorado
Genesee Communities IX, LLC	Colorado

Company Name	Place of Organization
Genesee Communities V, LLC	Colorado
Genesee Communities VI, LLC	Colorado
Genesee Communities VII, LLC	Colorado
Genesee Communities VIII, LLC	Colorado
Genesee Venture, LLC	Colorado
Glenview Place L.L.C.	Illinois
Glenview Reserve L.L.C.	Illinois
Glenview Reserve, LLC	Illinois
Golf Associates, LLC	New Jersey
Grand Isle Club, Inc.	Florida
Greenbriar at River Valley, Ltd.	Ohio
Greenfield/Waterbury L.L.C.	Illinois
Greentree Holdings, LLC	New Jersey
Greystone Construction, Inc.	Arizona
Greystone Homes of Nevada, Inc.	Delaware
Greystone Homes, Inc.	Delaware
Greystone Nevada, LLC	Delaware
Greywall Club L.L.C.	Illinois
Harris County LP, Inc.	Nevada
Haverton L.L.C.	Illinois
Heartland Colorado, LLC	Colorado
Heathcote Commons LLC	Virginia
Heritage Harbour Realty, Inc.	Florida
Heritage Housing Group, Inc.	Maryland
Home Buyer’s Advantage Realty, Inc.	Texas
Homecraft Corporation	Texas
Hometrust Insurance Company	Vermont
Homeward Development Corporation	Florida
Imperial Homes Corporation	Florida
Impressions L.L.C.	Illinois
Inactive Corporations, Inc.	Florida
Independence L.L.C.	Virginia
Independence Land Title Company, LLC	Texas
Isles at Bayshore Master Association, Inc.	Florida
Kings Ridge Golf Corporation	Florida
Kings Ridge Recreation Corporation	Florida
Kings Wood Development Corporation	Florida
La Canada Holding Company	California
Landmark Homes, Inc.	North Carolina
Laureate Homes of Arizona, Inc.	Arizona
Laureate Partners LLC	Colorado
Legacy Homes, Inc.	North Carolina
Legends Club, Inc.	Florida
Legends Golf Club, Inc.	Florida
LEN—Inland, LLC	Delaware
LEN—Star North Peak Investments, LLC	Delaware
LENH I, LLC	Florida
LENH II, LLC	Florida
LENH III, LLC	Florida
LENH IV, LLC	Florida

Company Name	Place of Organization
Lennar Acquisition Corp. II	California
Lennar Associates Management Holding Company	Florida
Lennar Associates Management, LLC	Delaware
Lennar Aviation, Inc.	Delaware
Lennar Carolina, Inc.	Delaware
Lennar Central Region Sweep, Inc.	Nevada
Lennar Charitable Housing Foundation	California
Lennar Chicago, Inc.	Illinois
Lennar Coastal Development Group II, LLC	Florida
Lennar Colorado, LLC	Colorado
Lennar Communities Development, Inc.	Delaware
Lennar Communities of Chicago L.L.C.	Illinois
Lennar Communities of Florida, Inc.	Florida
Lennar Communities, Inc.	California
Lennar Construction, Inc.	Arizona
Lennar Corporation	Delaware
Lennar Coto Holdings, L.L.C.	California
Lennar Developers, Inc.	Florida
Lennar Developers, Inc. II	Florida
Lennar Developers, Inc. III	Florida
Lennar Family of Builders GP, Inc.	Delaware
Lennar Family of Builders Limited Partnership	Delaware
Lennar Financial Services, LLC	Florida
Lennar Fresno, Inc.	California
Lennar Funding, LLC	Delaware
Lennar Greer Ranch Venture, LLC	California
Lennar Homes Holding Corp.	Delaware
Lennar Homes of Arizona, Inc.	Arizona
Lennar Homes of California, Inc.	California
Lennar Homes of Colorado LLLP	Colorado
Lennar Homes of Texas Land and Construction, Ltd.	Texas
Lennar Homes of Texas Sales and Marketing, Ltd.	Texas
Lennar Homes, Inc.	Florida

Company Name	Place of Organization
Lennar Houston Land, LLC	Texas
Lennar Insurance Services, Inc.	Florida
Lennar La Paz Limited, Inc.	California
Lennar La Paz, Inc.	California
Lennar Land Partners Sub II, Inc.	Nevada
Lennar Land Partners Sub, Inc.	Delaware
Lennar Long Beach Promenade Partners, LLC	Delaware
Lennar Military Housing, Inc.	Delaware
Lennar MS Legacy, LLC	Delaware
Lennar Nevada Investments, a Nevada general partnership	Nevada
Lennar Nevada, Inc.	Nevada
Lennar Northland I, Inc.	California
Lennar Northland II, Inc.	California
Lennar Northland III, Inc.	California
Lennar Northland IV, Inc.	California
Lennar Northland V, Inc.	California
Lennar Northland VI, Inc.	California
Lennar Northpointe North, LLC	California
Lennar Pacific Properties Management, Inc.	Delaware
Lennar Pacific Properties, Inc.	Delaware
Lennar Pacific, Inc.	Delaware
Lennar Pacific, L.P.	Delaware
Lennar Realty Trust	Maryland
Lennar Realty, Inc.	Florida
Lennar Renaissance, Inc.	California
Lennar Reno, LLC	Nevada
Lennar Sacramento, Inc.	California
Lennar Sales Corp.	California
Lennar San Jose Holdings, Inc.	California
Lennar Seaport Partners, LLC	Delaware
Lennar Southland I, Inc.	California
Lennar Southland II, Inc.	California
Lennar Southland III, Inc.	California
Lennar Southwest Holding Corp.	Nevada
Lennar Texas Holding Company	Texas
Lennar Trading Company, LP	Texas
Lennar-Kings Lake, Inc.	Florida
Lennar-Lantana Boatyard, Inc.	Florida
Lennar.Com, Inc.	Florida
Lennar/Centex at Echo Lake, LLC	Florida
Lennarstone Marketing Group, LLC	Arizona
Lenwin 1, LLC	California
LFS Holding Company, LLC	Delaware
LH Eastwind, LLC	Florida
LHI Renaissance, LLC	Florida
Library Towers L.L.C.	Illinois
LLT, LLC	Delaware
LN, L.L.C.	Florida
Long Point Development Corporation	Texas
Lori Gardens Associates, L.L.C.	New Jersey
Lorton Station, LLC	Virginia
LS Dairy Hill Associates LLC	California
Lucerne Merged Condominiums, Inc.	Florida
Lundgren Bros. Construction, Inc.	Minnesota

Company Name	Place of Organization
M.A.P. Builders, Inc.	Florida
Madrona Village L.L.C.	Illinois
Madrona Village Mews L.L.C.	Illinois
Majestic Woods, LLC	New Jersey
Marble Mountain Partners, LLC	Delaware
Marlborough Development Corporation	California
Marlborough Financial Corporation	California
Marlborough Mortgage Corporation	California
Maywood L.L.C.	Virginia
Meritus Title Company	California
Mid America Title Company	Illinois
Mid-County Utilities, Inc.	Maryland
Midland Housing Industries Corp.	California
Midland Investment Corporation	California
Mission Viejo 12S Venture, LP	California
Mission Viejo Holdings, Inc.	California
Montgomery Crossings L.L.C.	Illinois
Moreno Valley Lakes 146-Via Del Rey, LLC	Delaware
Mulberry Grove L.L.C.	Illinois
Murrieta Holdings, LLC	Delaware
New Home Brokerage, Inc.	Florida
NGMC Finance Corporation, IV	Florida
North American Asset Development Corporation	California
North American Insurance Services, LLC	Florida
North American Real Estate Services, Inc.	California
North American Title Agency of Arizona, Inc.	Arizona
North American Title Alliance, LLc	Florida
North American Title Company	Maryland
North American Title Company	Florida
North American Title Company	Minnesota
North American Title Company of Colorado	Colorado
North American Title Company, Inc.	California
North American Title Florida Alliance, LLC	Florida
North American Title Group, Inc.	Florida
North American Title Insurance Company	California
North American Title Insurance Corporation	Florida
North County Land Company, LLC	California
Northbridge L.L.C.	Illinois
Northern Land Company, LLC	Colorado
NuHome Designs, L.L.C.	Texas
Oceanpointe Development Corporation	Florida
Ogden Pointe at the Wheatlands L.L.C.	Illinois
Ogden Pointe L.L.C.	Illinois
Orrin Thompson Construction Company	Minnesota
Orrin Thompson Homes Corp.	Minnesota
Paparone Construction Co.	New Jersey
Parkside Estates L.L.C.	Illinois
Parkway North Investors, LLC	California
Patriot Homes of Virginia, Inc.	Virginia
Patriot Homes, Inc.	Maryland
PCC III—CAPSTONE, LLC	Delaware
PCC III—CROWNE HILL 100, LLC	Delaware
PCC III—INT—OAK COMMUNITIES, LLC	California
PCC III—INT CROWNE HILL, LLC	Delaware
PCC III—OAK COMMUNITIES, LLC	Delaware
PCC III—VIA DEL REY, LLC	Delaware

Company Name	Place of Organization
Perris Green Valley Associates	California
Polo Club L.L.C.	Illinois
Polo Club Pointe L.L.C.	Illinois
Prestonfield L.L.C.	Illinois
Pride Homes Mortgage of Florida, LLC	Florida
Pride Homes Mortgage, LLC	Florida
Pride Homes Title, LLC	Florida
Providence Glen L.L.C.	Illinois
Providence L.L.C.	Illinois
Quest Testing	Texas
Raintree Village II L.L.C.	Illinois
Raintree Village L.L.C.	Illinois
Rancho Summit LLC	California
Regents LaJolla Partners, LLC	Delaware
Renaissance Place Hyde Park L.L.C.	Illinois
Reserve at Creek Run, LLC	New Jersey
Rivenhome Corporation	Florida
Riverwalk at Waterside Island, LLC	Florida
Riviera Land Corp.	Florida
Roseridge Development, LLC	California
Rottlund Advantage, LLC	Florida
RRKTG Lumber, LLC	Delaware
Rutenberg Homes of Texas, Inc.	Texas
Rutenberg Homes, Inc. (Florida)	Florida
Rye Hill Partners, LLC	New York
S. Florida Construction II, LLC	Florida
S. Florida Construction III, LLC	Florida
S. Florida Construction IV, LLC	Florida
S. Florida Construction, LLC	Florida
San Felipe Indemnity Co., Ltd.	Bermuda
Santa Ana Transit Village, LLC	California
Savell Gulley Development Corporation	Texas
Scarsdale, Ltd.	Texas
SEA Joint Venture, LLC	Colorado
Seaport Marina, LLC	Delaware
Seaport Partners, LLC	Delaware
SFHR Management, L.L.C.	Illinois
Siena at Old Orchard L.L.C.	Illinois
Silver Lakes-Gateway Clubhouse, Inc.	Florida
Sky Land Title, LLC	Florida
SLTC, Inc.	Texas
Sonoma L.L.C.	Illinois
Spanish Springs Development, LLC	Nevada
State Home Acceptance Corporation	Florida
Stoney Corporation	Florida
Stoneybrook Clubhouse West, Inc.	Florida
Stoneybrook Clubhouse, Inc.	Florida
Stoneybrook Golf Club, Inc.	Florida
Strategic Cable Technologies, L.P.	Texas
Strategic Holdings, Inc.	Nevada
Strategic Technologies Communications of California, Inc.	California
Strategic Technologies, Inc.	Florida
Summerfield Venture L.L.C.	Illinois
Summerway Investment Corp.	Florida
Summerwood, L.L.C.	Maryland
Summit Acquisition Corp.	Delaware

Company Name	Place of Organization
Summit Enclave, L.L.C.	Illinois
Summit Fields, L.L.C.	Illinois
Summit Glen, L.L.C.	Illinois
Summit Land, L.L.C.	Illinois
Summit Ridge 23, L.L.C.	Illinois
Summit Townes, L.L.C.	Illinois
Summit-Meadowbrook, L.L.C.	Illinois
Summit-Reserve, L.L.C.	Illinois
Sunstar Enterprises, LLC	Delaware
Temecula Valley, LLC	Delaware
Tennessee Avenue Lofts, LLC	Delaware
Texas-Wide General Agency, Inc.	Texas
The Club at Stoneybrook, Inc.	Florida
The Courts of Indian Creek L.L.C.	Illinois
The Fortress Group, Inc.	Delaware
The Grande By Lennar Builders, Inc.	Florida
The Homeward Foundation	Texas
The Sexton L.L.C.	Illinois
TitleAmerica Insurance Corporation	Florida
Trade Services Investments, Inc.	California
Trafalgar Square L.L.C.	Illinois
U.S. Home & Development Corporation	Delaware
U.S. Home Acceptance Corporation	Delaware
U.S. Home and Development Corporation	Delaware
U.S. Home Associates Management, Inc.	Delaware
U.S. Home Corporation	Delaware
U.S. Home Corporation of New York	New York
U.S. Home Mortgage Corporation	Florida
U.S. Home of Arizona Construction Co.	Arizona
U.S. Home of Colorado Real Estate, Inc.	Colorado
U.S. Home of Colorado, Inc.	Colorado
U.S. Home of West Virginia, Inc.	West Virginia
U.S. Home Realty Corporation	Florida
U.S. Home Realty, Inc.	Texas
U.S. Home Southwest Holding Corp.	Nevada
U.S. Home/KB North Douglas, LLC	Delaware
U.S. Insurors, Inc.	Florida
U.S.H. Realty, Inc.	Maryland
U.S.H. Corporation of New York	New York
U.S.H. Los Prados, Inc.	Nevada
UAMC Asset Corp. II	Nevada
UAMC Capital, LLC	Delaware
UAMC Holding Company, LLC	Delaware
UAMC Holdings II	Nevada
Universal American Insurance Agency, Inc. (FL)	Florida
Universal American Insurance Agency, Inc. (Texas)	Texas
Universal American Mortgage Company of California	California
Universal American Mortgage Company, LLC	Florida
University Community Partners, LLC	Delaware
University Place San Marcos, LLC	Delaware
USH (West Lake), Inc.	New Jersey
USH Acquisition Corp.	Delaware
USH Bickford, LLC	California
USH Equity Corporation	Nevada
USH Funding Corp.	Texas

Company Name	Place of Organization
USH Heritage Pom, L.L.C.	Arizona
USH Millennium Ventures Corp.	Florida
USH Woodbridge, Inc.	Texas
USHHH, Inc.	Florida
Via Del Rey Holdings, LLC	Delaware
Villages of Rio Pinar Club, Inc.	Florida
West Adams Street L.L.C.	Illinois
West Chocolate Bayou Development Corp.	Texas
West Van Buren L.L.C.	Illinois
West Van Buren L.L.C.	Illinois
Westbrook Homes, LLC	Delaware
Westchase, Inc.	Nevada
Westchester Woods L.L.C.	Illinois
Weststone Corporation	Florida
Will Clayton 68, LTD	Texas
Willow Springs Properties, L.L.C.	Arizona
Willowbrook Investors, LLC	New Jersey